June 16, 2004
                                    XRG, INC.
                             SUBSCRIPTION AGREEMENT


         1. General. This Subscription Agreement is dated as of the date set forth on the signature page hereof, and sets forth the terms under which the undersigned investor, ___________________ (the "Investor"), will acquire __________ common shares (the "Shares") at a price of $.12 per share (the "Offering Price") of XRG, Inc., a Delaware corporation (the "Company") for an aggregate purchase price of $___________.

         The Investor of the restricted common stock issued pursuant to this offering will be included in a Registration Statement that will be filed with the SEC no later than December 15, 2004. The Company, no later than December 15, 2004, shall prepare and file with the Securities and Exchange Commission (the "Commission"), a Registration Statement, at the Company's expense, under the Securities Act of 1933, as amended (the "Act"), covering the Securities to be sold in the Follow On Offering. In the event that the Registration is not effective within 90 days thereafter or March 15, 2005 a penalty of 3% of the gross proceeds (PIK) per month will take effect.

         This offering (the "Offering") is being made on a "best efforts" basis. There is no minimum offering level. The net proceeds will be immediately available to the Company and used for working capital purposes. The Shares are being offered by the Company solely to "accredited investors" pursuant to Rules 505 or 506 of Regulation D and Section 4(2) of the Act. Execution of this Subscription Agreement by the Investor shall constitute an irrevocable offer by the Investor to subscribe for the Shares on the terms and conditions specified herein and in the Term Sheet. The Company reserves the right to reject such subscription offer, or, by executing a copy of this Subscription Agreement, to accept such offer. If the Investor's offer is accepted, the Company will execute this Subscription Agreement and issue the Shares. The Company will deliver the Shares and an executed copy of this Agreement to the Investor within five (5) business days of acceptance. If the Investor's offer is rejected, the payment accompanying this Subscription Agreement will be returned to the Investor, with no interest thereon, with the notice of rejection.

         2. Acceptance of Subscription Agreement. The Company's acceptance of this Subscription Agreement shall be indicated by the execution on the last page hereof by an officer of the Company.

         3. Investor's Representations, Warranties and Covenants. The Investor represents, warrants and covenants to the Company as follows:

                  a. He acknowledges that he has been furnished with and has been given access to all underlying documents in connection with this transaction, as well as such other information as he deems necessary or appropriate as a prudent and knowledgeable investor in evaluating his investment in the Shares. He further acknowledges that the Company has given him the opportunity to obtain additional information and to evaluate the merits and risks of his investment. He acknowledges that he has had the opportunity to ask questions of, and receive satisfactory answers from, the officers and directors of the Company concerning the terms and conditions of the offering.

                  b. He acknowledges that this transaction has not been reviewed by the United States Securities and Exchange Commission or by any state securities commissions.

                  c. He has adequate means of providing for his current and future needs and possible personal contingencies, and has no need for liquidity of his investment in the Shares.

                  d. He can bear the economic risk of losing his entire investment in the Shares.

                  e. He is acquiring the Shares for his own account, for investment purposes only and not with a view toward the resale, fractionalization, division or distribution thereof and he has no present plans to enter into any contract, undertaking, agreement or arrangement for any such resale, distribution, division or fractionalization thereof.

                  f. He does not have an overall commitment to investments that are not readily marketable, including the Shares and other similar investments, disproportionate to his net worth or gross income.

                  g. He understands that the offer and sale of the Shares is being made by means of a private placement of Shares and that he has read or reviewed and is familiar with this Subscription Agreement and the Company's filings under the Securities Exchange Act of 1934, as amended.

                  h. He was previously informed that all documents, records and books pertaining to this investment were at all times available at the offices of the Company, located at 5301 Cypress Street, Suite 111, Tampa, Florida 33607; that all such documents, records and books pertaining to this investment requested by the Investor have been made available to him and any persons he has retained to advise him; and that he has no questions concerning any aspect of the investment for which he has not previously received satisfactory answers.

                  i. He and his agents or advisers have had an opportunity to ask questions of and receive answers from the Company, or a person or persons acting on its behalf, concerning the terms and conditions of this Subscription Agreement and the transactions contemplated hereby and thereby, as well as the affairs of the Company and related matters.

                  j. He has had an opportunity to obtain additional information necessary to verify the accuracy of the information referred to in subparagraph
(i) hereof. Specifically, the Investor acknowledges receipt and confirms Investor has thoroughly reviewed and read the Company's Form 10-KSB for the year ended March 31, 2003; the Company's Forms 10-QSB for the three (3) months ended June 30, 2003, September 30, 2003 and December 31, 2003; and its information statement dated April 23, 2004. In addition, the Investor acknowledges receipt and confirms Investor has thoroughly reviewed and read the Company's Form 8-K filed April 30, 2004 and Form 8-K/A Amendment No.1 filed May 6, 2004 (collectively, the "SEC Reports").

                  k. HE UNDERSTANDS THAT THE COMPANY HAS A LIMITED FINANCIAL AND OPERATING HISTORY.

                  l. HE UNDERSTANDS THAT THE SHARES ARE A SPECULATIVE INVESTMENT, WHICH INVOLVES A HIGH DEGREE OF RISK OF LOSS BY HIM OF HIS ENTIRE INVESTMENT. THERE IS NO ASSURANCE THAT THE RISKS SET FORTH IN THIS SUBSCRIPTION AGREEMENT ARE THE MOST SIGNIFICANT WHICH AN INVESTOR SHOULD CONSIDER.

                  m. He understands all aspects of and risks associated with this investment or has consulted with his own financial adviser who has advised him thereof and he has no further questions with respect thereto.

                  n. Unless the Shares are registered, the undersigned will be required to comply with the provisions of Rule 144 adopted by the Securities and Exchange Commission under the Securities Act. Investor understands Rule 144 has at least a one (1) year holding period and limits on the amount of securities that may be sold in any 90 day period. THUS, THE INVESTOR MAY NOT BE ABLE TO LIQUIDATE HIS INVESTMENT OR TRANSFER ANY SHARES WITHOUT POTENTIAL ADVERSE FINANCIAL CONSEQUENCES. THEREFORE, THE SHARES SHOULD NOT BE PURCHASED UNLESS THE INVESTOR HAS LIQUID ASSETS SUFFICIENT TO ASSURE THAT SUCH PURCHASE WILL CAUSE NO UNDUE FINANCIAL DIFFICULTIES AND UNLESS THE INVESTOR CAN OTHERWISE PROVIDE FOR HIS CURRENT NEEDS AND POSSIBLE PERSONAL CONTINGENCIES.

                  o. He is knowledgeable and experienced in financial and business matters. He and/or his financial or business advisers, if any, are capable of evaluating the merits and risks of an investment in the Shares.

                  p. All information which he has provided to the Company concerning his financial position and knowledge of financial and business matters is correct and complete as of the date set forth at the end of this Subscription Agreement, and if there should be any material change in such information prior to acceptance of this Subscription Agreement by the Company, he will immediately provide the Company with such information.

                  q. He is a bona fide resident of the State of ___________, or maintains his principal residence there and is at least eighteen (18) years of age.

                  r. If he is executing this Subscription Agreement on behalf of a corporation, partnership, trust or other entity, he has been duly authorized by such entity to execute this Subscription Agreement and all other instruments in connection with the purchase of the Shares, his signature is binding upon such corporation, partnership, trust or other entity and he represents and warrants that such corporation, partnership, trust or other entity was not organized for the purpose of acquiring the Shares subscribed for pursuant to this Subscription Agreement and that the acquisition of the Shares is an authorized investment of the corporation, partnership, trust or other entity.

                  s. This Subscription Agreement shall be binding upon the heirs, estate, legal representatives, successors and assigns of the undersigned.

         4. Regulation FD Confidentiality Covenant of Investor. The Investor understands that certain of the information made available to Investor in connection with the purchase of the Shares is confidential and not currently publicly available. Accordingly, the Investor expressly agrees to treat the information provided to Investor regarding the Company, including possible future transactions, in strict confidence and not disclose such information to any other party. Investor understands the Company is relying upon Investor's agreement of confidentiality to comply with the exemptive provisions of Regulation FD as set forth in Rule 100(b)(2)(ii) of Regulation FD.

         5. Company's Representations and Warranties. The Company hereby represents and warrants as follows:

                  a. (i) It is duly organized, validly existing and in good standing under the laws of Delaware;

                           (ii) The Company has all requisite power and
authority to execute and perform its obligations under this Agreement, and to issue, sell and deliver the Shares. This Agreement has been duly authorized by the Company, and when executed and delivered by the Company, will constitute the legal, valid and binding obligation of the Company, enforceable as to the Company in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, arrangement, fraudulent conveyance or transfer, moratorium or other laws or court decisions, now or hereinafter in effect, relating to or affecting the rights of creditors generally and as may be limited by general principles of equity and the discretion of the court having jurisdiction in an enforcement action (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                           (iii) Except for a Form D filing with the Securities
and Exchange Commission and any required blue sky filings, no consent, authorization, approval, order, license, certificate or permit of or from, or declaration or filing with, any federal, state, local or other governmental authority or any court or any other tribunal is required by the Company for the execution, delivery or performance by the Company of this Agreement or the execution, issuance, sale or delivery of the Shares.

                           (iv) No consent of any party to any material
contract, agreement, instrument, lease, license, arrangement or understanding to which the Company is a party or to which any of its properties or assets are subject is required for the execution, delivery or performance by the Company of this Agreement, or the execution, issuance, sale or delivery of the Shares.
                           (v) The Shares, upon delivery to the Investor, will
be validly issued, fully paid and non-assessable and will not be issued in violation of any preemptive or other rights of stockholders known to the Company except as described in the Memorandum.

                           (vi) The Company is current in its periodic reporting
obligations under the Securities Exchange Act of 1934, as amended;

(vii) This Subscription Agreement has been duly executed and delivered on its behalf and constitutes its legal, valid and binding agreement;

(viii) The authorized capital stock of the Company consists of 50,000,000 shares of Preferred Stock, par value $.001 per share (the "Preferred Stock"), and 300,000,000 shares of Common Stock, par value $.001 per share. There are ____ outstanding shares of Series A Preferred Stock and no other Preferred Stock issued and outstanding. There are ___ outstanding shares of Common Stock. Each outstanding share of Common Stock and Preferred Stock is duly authorized, validly issued, fully paid and non-assessable.

         6. Financial Advisory Agreement. The Company has engaged Vertical Capital Partners, Inc ("Vertical") as Managing Financial Advisor under an Agreement dated June 15, 2004, for Vertical to advise the Company in connection with the structure, terms and conditions of the Offering. As consideration for its services, Vertical or any other NASD member that acts as Financial Advisor in connection with this Offering, will receive (i) a fee of 10% of the aggregate gross proceeds from the sale of the Shares in the Offering with Vertical acting as Financial Advisor in connection with such sale, and (iii) warrants to be sold for $.001 per warrant to purchase 10% of the aggregate number of Shares sold in the Offering at an exercise price equal to $.12 per share, exercisable for five years from closing on a cashless basis. Vertical did not prepare any of the information relating to the Company or its operations to be delivered to prospective Investors in connection with the Offering. Prospective Investors are advised to conduct their own review of the business, properties and affairs of the Company and the SEC Reports (as defined below) before subscribing to purchase Shares.

         7. Responsibility and Indemnification. The Company will exercise its best judgment in the conduct of all matters arising under this Subscription Agreement. The undersigned acknowledges that he understands the meaning and legal consequences of the representations and warranties contained herein, and he hereby agrees to indemnify and hold harmless the Company, its officers, directors, shareholders and employees, and any of their affiliates and their officers, directors, shareholders and employees, or any professional advisor or entity thereto, from and against any and all loss, damage, liability or expense, including costs and reasonable attorney's fees, to which said entities and persons may be put or which they may incur by reason of, or in connection with, any misrepresentation made by the Investor, any breach of any of his warranties, or his failure to fulfill any of his covenants or agreements under this Subscription Agreement.

         8. Company Solely Responsible for Disclosure; No Independent Review or Opinions. The Company has assumed sole responsibility for compliance with the disclosure requirements of federal and state securities laws in connection with the offer and sale of the Shares. No law firm, accounting firm, securities broker/dealer or other third party has conducted any due diligence review of the Company and its business and affairs or any disclosures with respect thereto, written or oral, made by the Company or others. Notwithstanding the preparation of any documents or agreements related to the Company or this investment, the Company's law firm has not rendered any legal opinions concerning any aspect of the Company's business and affairs, including but not limited to, the validity or enforceability of any contracts, agreements, obligations or security interests related to an investment in the Company. By execution of this Subscription Agreement, the undersigned acknowledges that the Company is solely responsible for all disclosures to potential Investors concerning the Company and its business and affairs and that no legal opinions have been rendered by the Company's law firm as described above.

         9. Survival of Representations, Warranties, Covenants and Agreements. The representations, warranties, covenants and agreements contained herein shall survive the delivery of, and the payment for, the Shares.

         10. Notices. Any and all notices, designations, consents, offers, acceptances or any other communication provided for herein shall be given in writing by registered or certified mail which shall be addressed, in the case of the Company, to 5301 Cypress Street, Suite 111, Tampa, Florida 33607, and in the case of the Investor, to the address set forth in this Subscription Agreement or otherwise appearing on the books of the Company or his residence or to such other address as may be designated by him in writing.

         11. Miscellaneous. This Subscription Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Florida, both substantive and remedial. The section headings contained herein are for reference purposes only and shall not in any way affect the meaning or interpretation of this Subscription Agreement. This Subscription Agreement shall be enforceable in accordance with its terms and be binding upon and shall inure to the benefit of the parties hereto and their respective successors, assigns, executors and administrators, but this Subscription Agreement and the respective rights and obligations of the parties hereunder shall not be assignable by any party hereto without the prior written consent of the other. This Subscription Agreement represents the entire understanding and agreement between the parties hereto with respect to the subject matter hereof; supersedes all prior negotiations, letters and understandings relating to the subject matter hereof; and cannot be amended, supplemented or modified except by an instrument in writing signed by the party against whom enforcement of any such amendment, supplement or modification is sought. In the event of any litigation between the parties to this Subscription Agreement relating to, or arising out of, this Subscription Agreement, the prevailing party shall be entitled to an award of reasonable attorney's fees and costs, whether incurred before, during or after trial or at the appellate level. The failure or finding of invalidity of any provision of this Subscription Agreement shall in no manner affect the right to enforce the other provisions of same, and the waiver by any party of any breach of any provision of this Subscription Agreement shall not be construed to be a waiver by such party of any subsequent breach of any other provision.

         12. State Blue Sky Notices:

                  The following special provisions are applicable solely to the residents of the various states mentioned:

                  FOR FLORIDA RESIDENTS: THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE FLORIDA SECURITIES ACT, BY REASON OF SPECIFIC EXEMPTIONS THEREUNDER RELATING TO THE LIMITED AVAILABILITY OF THE OFFERING. THESE SECURITIES CANNOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS THEY ARE SUBSEQUENTLY REGISTERED OR EXEMPTION FROM REGISTRATION IS AVAILABLE.

                  THE SHARES REFERRED TO HEREIN WILL BE SOLD TO, AND ACQUIRED BY, THE HOLDER IN A TRANSACTION EXEMPT UNDER SECTION 517.061 OF THE FLORIDA SECURITIES ACT. THE SHARES HAVE NOT BEEN REGISTERED UNDER SAID ACT IN THE STATE OF FLORIDA. IN ADDITION, ALL FLORIDA RESIDENTS SHALL HAVE THE PRIVILEGE OF VOIDING THE PURCHASE WITHIN THREE (3) DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY SUCH PURCHASER TO THE ISSUER, AN AGENT OF THE ISSUER, OR AN ESCROW AGENT OR WITHIN THREE (3) DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SAID PURCHASER, WHICHEVER OCCURS LATER.

                  FOR NEW YORK RESIDENTS: THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE NEW YORK FRAUDULENT PRACTICES ("MARTIN") ACT, BY REASON OF SPECIFIC EXEMPTIONS THEREUNDER RELATING TO THE LIMITED AVAILABILITY, OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS SUBSEQUENTLY REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE NEW YORK FRAUDULENT PRACTICES ("MARTIN") ACT, IF SUCH REGISTRATION IS REQUIRED.

                  THIS PRIVATE OFFERING MEMORANDUM HAS NOT BEEN FILED WITH OR REVIEWED BY THE ATTORNEY GENERAL PRIOR TO ITS ISSUANCE AND USE. THE ATTORNEY GENERAL OF THE STATE OF NEW YORK HAS NOT PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

                  PURCHASE OF THESE SECURITIES INVOLVES A HIGH DEGREE OF RISK. THIS PRIVATE OFFERING MEMORANDUM DOES NOT CONTAIN AN UNTRUE STATEMENT OF A MATERIAL FACT OR OMIT TO STATE A MATERIAL FACT NECESSARY TO MAKE THE STATEMENTS MADE, IN LIGHT OF THE CIRCUMSTANCES UNDER WHICH THEY WERE MADE, NOT MISLEADING, IT CONTAINS A FAIR SUMMARY OF THE MATERIAL TERMS OF DOCUMENTS PURPORTED TO BE SUMMARIZED HEREIN.

         13. Suitability Questions. Please complete all of the following suitability questions which apply to the Investor.

     a. I am an Accredited Investor because I meet one of the following standards:

     ___ (i) An individual whose individual net worth, or joint net worth with that individual's spouse, exceeds $1,000,000 (including the value of homes, home furnishings and personal automobiles).

     ___ (ii) Natural person(s) who had an income in excess of $200,000 (individual) or $300,000 (joint) in each of the years 2002 and 2003 and who reasonably expects an income in excess of $200,000 (individual) or $300,000 (joint) in 2004. For purposes of this offering, individual income shall equal adjusted income, as reported in the Investor's federal tax return, increased by the following amounts: (i) the amount of any tax exempt interest received, (ii) the amount of losses claimed as a limited partner in a limited partnership,
(iii) any deduction claimed for depletion, (iv) amounts contributed to an IRA or Keogh retirement plan, (v) alimony paid, and (vi) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Internal Revenue Code. For the individual test, income related to a spouse is excluded.

     ___ (iii) Employee Benefit Plan which has total assets in excess of $5,000,000.

     ___ (iv) A Self-Directed Plan with investment decisions made solely by persons that are accredited Investors.

     ___ (v) A Trust with total assets in excess of $5,000,000 not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b) (2) (ii) of the Securities Act.

     ___ (vi) Any entity in which all of the equity owners are accredited Investors.

     b. Do you think you have sufficient knowledge of the Company to evaluate the risks associated with investing in the Shares?

                  Yes___    No___   If so, why?
                                               --------------------------------
--------------------------

                  c. If you answered "No" to the preceding question, do you have an Investment Advisor or Purchaser Representative upon whom you rely for investment advice?

                  Yes___    No___

If so, please provide his name and address
                                           ------------------------------------
---------------------------


                  d. Do you understand the nature of the investment in the Shares and the risks involved?

                  Yes___    No___

                  e. Do you understand that unless the Company registers your Shares under the Securities Act, you will not be able to resell the Shares which you purchase, unless you do so in an exempt transaction or unless you comply with the provisions of Rule 144 and applicable state securities laws?

                  Yes___    No___

                  f. Do you understand that there is no assurance of any financial return on this investment and that you run the risk of losing your entire investment?

                  Yes___    No___

                  g. Are you aware that you have the opportunity to inspect the Company's financial records, legal documents, and other records?

                  Yes___    No___                Did you do so?  Yes___    No___

                  h. Are you acting for your own account?

                  Yes___    No___

                  If No, please complete the following:

                           (i) Capacity in which you are acting (agent, trustee
or otherwise):

                           (ii) Name, address and telephone number(s) of
person(s) you represent:


                           (iii) Nature of evidence of authority attached:

         14. Documents Incorporated by Reference. By execution of this Subscription Agreement, the Investor acknowledges that he has been provided with a copy of the following:

               o    Form 10-KSB for year ended March 31, 2003.
               o Forms 10-QSB for three (3) months ended June 30, 2003, September 30, 2003 and December 31, 2003.
               o Form 8-K filed April 30, 2004 and Form 8-K/A Amendment No.1 filed May 6, 2004.
               o    Information Statement dated April 23, 2004.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year this subscription has been accepted by the Company as set forth below.

Number of Shares              Print Name of Subscriber:
Being Purchased               __________________________________________
__________________            By: _______________________________________
($0.12 per Share)             Signature of Subscriber or Authorized Signatory

                              Social security Number or other Taxpayer
                              Identification Number:

                              ------------------------------------------
                              Address:

                              ==========================================
                              If the Shares will be held as
                              joint tenants, tenants in
                              common, or community property,
                              please complete the following:

                              ------------------------------------------
                              Print name of spouse or other co-subscriber

                              ------------------------------------------
                              Signature of spouse or other co-subscriber

                              ------------------------------------------
                              Print manner in which Shares will be held

                              ------------------------------------------
                              Social Security Number of spouse or other co-subscriber

ACCEPTED BY:

XRG, Inc.

By:_____________________________
     Name:
     Title:

Date:_____________________, 2004


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